Exhibit 99.1

Synaptics Completes Acquisition of DisplayLink

SAN JOSE, Calif., July 31, 2020 – Synaptics Incorporated (Nasdaq: SYNA) today announced that it has completed the acquisition of DisplayLink Corp., a leader in universal docking solutions and high-performance video compression technology. The combination with DisplayLink, in addition to the recently completed acquisition of rights to Broadcom’s wireless IoT connectivity portfolio, further accelerates Synaptics’ long-term IoT diversification strategy and extends its video interface market leadership.

“We are very excited to join forces with the DisplayLink team, the unquestioned leader in universal docking solutions,” said Michael Hurlston, president and CEO of Synaptics. “We expect to combine their innovative video compression technology with our existing video interface products as well as our new wireless solutions to build a roadmap second to none.”

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About Synaptics:

Synaptics is the pioneer and leader of human interface solutions, bringing innovative and intuitive user experiences to intelligent devices. Synaptics’ broad portfolio of touch, display, biometrics, voice, audio, and multimedia products is built on the company’s rich R&D, extensive IP and dependable supply chain capabilities. With solutions designed for mobile, PC, smart home, and automotive industries, Synaptics combines ease of use, functionality and aesthetics to enable products that help make our digital lives more productive, secure and enjoyable. (Nasdaq: SYNA). Join Synaptics on Twitter, LinkedIn, and Facebook, or visit www.synaptics.com.

Synaptics, and the Synaptics logo are trademarks of Synaptics in the United States and/or other countries. All other marks are the property of their respective owners.

For further information, please contact:

Investor Relations

Jason Tsai

Synaptics

jason.tsai@synaptics.com

Public Relations

David Hurd

Synaptics

david.hurd@synaptics.com

Forward-Looking Statements

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, including our expectations regarding the completed transaction between Synaptics and DisplayLink, and the potential benefits of the transaction, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to: the ability to successfully integrate the acquired business into our portfolio; the failure to realize the anticipated benefits of the transaction; the risk that our business, results of operations and financial condition and prospects may be materially and adversely affected by the COVID-19 pandemic and that significant uncertainties remain related to the impact of COVID-19 on our business operations and future results, including our fourth quarter fiscal 2020 results; the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 29, 2019 (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein); and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements.